EXHIBIT 32


                            CERTIFICATION OF OFFICERS
                                  OF QT 5, INC.
                           PURSUANT TO 18 USC SS. 1350


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of QT 5, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

(a) The quarterly report on Form 10-QSB for the quarter ended December 31, 2003 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to QT 5, Inc. and will be retained by QT 5, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: February 17, 2004


/s/ Timothy J. Owens
-----------------------------------------
Timothy J. Owens, Chief Executive Officer


/s/ Steven Reder
-----------------------------------------
Steven Reder, President


/s/ Norman A. Kunin
-----------------------------------------
Norman A. Kunin, Chief Financial Officer